SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: Research and Development Costs, Policy (Policies)	12 Months Ended
May 31, 2020
Policies
Research and Development Costs, Policy

Research and development costs

The Company expenses all in-house research and development costs in the period they were incurred. Acquired research and development costs are capitalized to the extent that the sum of the undiscounted cash flows expected to result from the asset can be reasonably estimated or may be verified by an appraisal in certain instances. In all other instances the costs are expensed in the period they were incurred. Acquired research and development costs for a particular research and development project that have no future economic values, are expensed as research and development costs at the time the costs are incurred.